STARBOARD INVESTMENT TRUST

Goodwood SMID Cap Discovery Fund

Prospectus Supplement
February 24, 2015
This supplement to the prospectus dated September 29, 2014 for the Goodwood SMID Cap Discovery Fund, a series of the Starboard Investment Trust, updates the prospectus to include additional information as described below.  For further information, please contact the Fund toll-free at 1-800-773-3863.  You may obtain additional copies of the prospectus and statement of additional information, free of charge, by writing to the Fund at Post Office Box 4365, Rocky Mount, North Carolina 27803 or calling the Fund toll-free at the number above.
This supplement is to notify shareholders, prospective investors, and other interested parties that that the Goodwood SMID Cap Discovery Fund will invest at least 80% of net assets in companies with market capitalizations of less than $15 billion.
Prospectus
On page 4 of the Prospectus, the second paragraph of the section titled "Principal Investment Strategies" is revised by replacing the paragraph in its entirety with the following:
As a matter of investment policy, the Fund will invest, under normal circumstances, at least 80% of net assets, in small and mid-cap companies (those with market capitalizations of less than $15 billion) traded on any United States stock exchange or over-the-counter market ("Universe"). The Universe is not limited by industry segmentation or sector.
Investors Should Retain This Supplement For Future Reference